Equity	6 Months Ended
Sep. 30, 2022
Equity [Abstract]
Equity

7. Equity

Ordinary shares

The Company’s authorized share capital is 50,000,000 ordinary shares, par value $0.001 per share. On August 1, 2019, the Company issued 50,000,000 ordinary shares, which issuance was considered as being part of the reorganization of the Company.

On September 9, 2021, the sole shareholder of the Company surrendered 20,000,000 ordinary shares of US$0.001 par value each for no consideration. On September 9, 2021 the Company’s shareholders and Board of Directors approved to amend the authorized share capital from US$50,000, divided into 50,000,000 ordinary shares of a par value of US$0.001 per share, to US$150,000, divided into 150,000,000 ordinary shares of a par value of US$0.001 per share. The Company believes it is appropriate to reflect the such changes in share structure on a retroactive basis pursuant to ASC 260. The Company has retroactively restated all shares and per share data for all periods presented. As a result, the Company had 150,000,000 authorized shares, par value of US$0.001, of which 30,000,000 issued and outstanding as of March 31, 2021 and for the six months ended March 31, 2021.

On June 3, 2022, the Company completed its IPO on NASDAQ. In this offering, 5,000,000 ordinary shares were issued at a price of $5.00 per share.

On June 17, 2022, the Company issued 50,000 ordinary shares to its US counsel as a service fee for successful listing. The Company recorded the issuance as a reduction against additional paid-in capital.

As of September 30, 2022 and March 31, 2022, the Company had 35,050,000 and 30,000,000 ordinary shares issued and outstanding, respectively.